PROMISSORY NOTE

$395,561.83

September 30, 2016

FOR VALUE RECEIVED on the date stated above (the “Effective Date”), the undersigned AMERICAN REBEL, INC. (the “Borrower”) promises to pay to the order of CUBESCAPE, INC. (the “Lender”), at 1026 16th Avenue South, Nashville, TN 37212, or at such other place as the Lender may designate in writing to the undersigned Borrower, the sum of THREE HUNDRED NINETY FIVE THOUSAND FIVE HUNDRED SIXTY ONE  AND 83/100 DOLLARS ($395,561.83), together with interest thereon (the “Debt”), in accordance with the following terms and conditions.

1. Stated Interest Rate. The principal sum outstanding hereunder ($395,561.83) shall bear interest at a rate of ZERO PER CENT (0%) per annum (the “Stated Interest Rate”). As evidenced by the attached loan agreement the Lender entered into this loan for working capital needs of the Borrower. The Borrower and Lender currently have the same person as an officer and director of. The Borrower is a control shareholder of the Lender as that term is defined by the Securities and Exchange Commission.

2. Term. The Debt, and all interest, shall be repaid in one lump sum.

3. Cure. In the event of default in the payment of said principal and interest, Lender shall thereafter be entitled to bring suit against the Borrower in a court of competent jurisdiction.

4. Prepayment. Payment on the Debt may be made at any time by the Borrower, or from time to time, in whole or in part, without any penalty.

5. Principal Increase. Pursuant to the agreement of the Lender and the Borrower, the Lender may increase the principal amount from time to time as necessary.

6. Place of Payment. All payments hereunder shall be made to the address of the Lender as set forth herein or as the Lender may otherwise designate in writing to the Borrower.

7. Severability. If any provision hereof is found by a court of competent jurisdiction to be invalid, illegal or unenforceable, then the other provisions hereof shall remain in full force and effect and shall not be strictly construed for or against the drafter of this Promissory Note.

8. Binding Nature. The provisions of this Promissory Note shall be binding on the Borrower and the personal representatives, successors and assigns of the Borrower, and shall inure to the benefit of the Lender and any subsequent holder of this Promissory Note, and their respective successors and assigns.

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IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the Effective Date.

Borrower: AMERICAN REBEL, INC.

By: /s/ Andy Ross

Name: Charles A. Ross, Jr.

Title: Chief Executive Officer

/s/ Andy Ross

Approved as to the Form and Content as of the Effective Date hereof:

Lender: CUBESCAPE, INC.

Name: Charles A. Ross, Jr.

Title: Chief Executive Officer

Exhibit A

NOTICE OF AMENDMENT

(Executed by Lender upon Notice)

The undersigned hereby acknowledges, that as of September 30, 2016 original note payable due and owing by American Rebel, Inc. a Nevada corporation (the “Company”), with a face amount of $395,561.83 (or amended amount of $___________), is hereby increased.

Date of Amendment

SEPTEMBER 30, 2016

Increase in Debt from prior Notice

____________________________

Signature /s/ Andy Ross

CHARLES A ROSS, JR

[Name]

Address O/B/O CUBESCAPE, INC.

1026 16th Avenue South, Nashville, TN 37212

Phone

913-602-4445

Fax

312-589-6765

Borrower: AMERICAN REBEL, INC.

By: /s/ Andy Ross

Name: Charles A. Ross, Jr.

Title: Chief Executive Officer

Exhibit A/1

NOTICE OF AMENDMENT

(Executed by Lender upon Notice)

The undersigned hereby acknowledges, that as of October 14, 2016 original note payable due and owing by American Rebel, Inc. a Nevada corporation (the “Company”), with a face amount of $395,561.83 (or amended amount of $445,561.83), is hereby increased.

Date of Amendment

OCTOBER 14, 2016

Increase in Debt from prior Notice

$50,000.00

Signature /s/ Andy Ross

CHARLES A ROSS, JR.

[Name]

Address O/B/O CUBESCAPE, INC.

1026 16th Avenue South, Nashville, TN 37212

Phone

913-602-4445

Fax

312-589-6765

Borrower: AMERICAN REBEL, INC.

By: /s/ Andy Ross

Name: Charles A. Ross, Jr.

Title: Chief Executive Officer

Exhibit A/2

NOTICE OF AMENDMENT

(Executed by Lender upon Notice)

The undersigned hereby acknowledges, that as of October 21, 2016 original note payable due and owing by American Rebel, Inc. a Nevada corporation (the “Company”), with a face amount of $445,561.83 (or amended amount of $509,186.83), is hereby increased.

Date of Amendment

OCTOBER 21, 2016

Increase in Debt from prior Notice

$63,625.00

Signature /s/ Andy Ross

CHARLES A ROSS, JR.

[Name]

Address O/B/O CUBESCAPE, INC.

1026 16th Avenue South, Nashville, TN 37212_

Phone

913-602-4445

Fax

312-589-6765

Borrower: AMERICAN REBEL, INC.

By: /s/ Andy Ross

Name: Charles A. Ross, Jr.

Title: Chief Executive Officer

Exhibit A/3

NOTICE OF AMENDMENT

(Executed by Lender upon Notice)

The undersigned hereby acknowledges, that as of October 31, 2016 original note payable due and owing by American Rebel, Inc. a Nevada corporation (the “Company”), with a face amount of $509,186.83 (or amended amount of $559,186.83), is hereby increased.

Date of Amendment

OCTOBER 31, 2016

Increase in Debt from prior Notice

$50,000.00

Signature /s/ Andy Ross

CHARLES A ROSS, JR.

[Name]

Address O/B/O CUBESCAPE, INC.

1026 16th Avenue South, Nashville, TN 37212

Phone

913-602-4445

Fax

312-589-6765

Borrower: AMERICAN REBEL, INC.

By: /s/ Andy Ross

Name: Charles A. Ross, Jr.

Title: Chief Executive Officer